UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2024

BIOXYTRAN, INC.

(Exact Name if Business Issuer as specified in its Charter)

Nevada	001-35027	26-2797630
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

75 2nd Avenue,
Suite 605

Needham MA, 02494

(Address of principal executive offices, including zip code)

(617) 494-1199

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐	Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BIXT	OTCQB

Item 4.01. Change in Registrant’s Certifying Accountant.

On May 7, 2024, Bioxytran, Inc. (the “Company”) dismissed BF Borgers CPA PC (“BF Borgers”) as its independent public accountants and appointed Fruci & Associates II, PLLC (PCAOB #5525) (“Fruci”) as its new independent accountants. The decision to dismiss BF Borgers and to retain Fruci was recommended by the Company’s Audit Committee and approved by its Board of Directors.

BF Borgers’s reports on the Company’s consolidated financial statements for each of the years ended December 31, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2023 and 2022, and the subsequent interim period through March 31, 2024, there were no disagreements between the Company and BF Borgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to BF Borgers’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the years ended December 31, 2023 and 2022 or during the subsequent interim period through April 19, 2024, date of submission of the 10-Q for the three months ended March 31, 2024 and 2023.

Bioxytran has requested that BF Borgers furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter, dated May 8, 2024, is attached as an exhibit to this Form 8-K.

During the years ended December 31, 2023 and 2022, and the subsequent interim period through May 8, 2024, the Company did not consult with Fruci regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
16.2	Dismissal Consent from BF Borgers CPA PC, dated May 8, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ David Platt
Name:	Dr. David Platt
Title:	President and Chief Executive Officer

Dated: May 9, 2024